Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of August 11, 2017 (this “Amendment”), among BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), to the Credit Agreement dated as of May 27, 2016, by and among the Borrower, the Administrative Agent, the Lenders and the Issuing Lenders (as further amended, restated, amended and restated or otherwise modified from time to time, “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein;

WHEREAS, Section 12.2 of the Credit Agreement provides that the Borrower, the Administrative Agent and the Required Lenders may amend Credit Agreement for certain purposes;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Amendment. Subject to the occurrence of the Effective Date (as defined below), effective as of July 29, 2017:

(a)	Section 1.1 of the Credit Agreement is amended to amend and restate the proviso following clause (c) in the definition of “Consolidated EBITDA” to read as follows:
“provided that the aggregate amount of addbacks pursuant to clauses (b)(v), (b)(vi) and (b)(vii)(2) above in any period shall be capped at 15% of Consolidated EBITDA for such period (prior to giving effect to such addbacks); provided, further, that, for the periods ended July 29, 2017 and October 28, 2017, such cap shall not apply to the addbacks pursuant to clause (b)(v) above.”

(b)	Section 9.13(a) of the Credit Agreement is amended to amend and restate the table therein as set forth below:

Period	Maximum Ratio
Closing Date through October 28, 2017	3.50 to 1.00
October 29, 2017 through April 28, 2018	3.25 to 1.00
April 29, 2018 and thereafter	3.00 to 1.00

Section 2.    Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent as of the date hereof and the Effective Date (as defined below) that:

(a)
immediately after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of each such date with the same effect as if made on and as of each such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty remains true and correct in all respects as of such earlier date); and

(b)	immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3.    Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which:

(a)
the Administrative Agent (or its counsel) shall have received from the Borrower and the Required Lenders, a counterpart of this Amendment signed on behalf of each such party (which, in the case of the Lenders, may be in the form of Exhibit A hereto);

(b)	the representations and warranties set forth in Section 2 hereof shall be true and correct and the Administrative Agent shall have received a certificate of a Responsible Officer to such effect; and

(c)	the Borrower shall have paid all fees and expenses due and payable and invoiced on or prior to the date hereof pursuant to Section 4 hereof.

Section 4.    Fees and Expenses. The Borrower agrees to reimburse the Administrative Agent for the reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 5.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 6.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.    Effect of Amendment. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or waived by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended or waived by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but rather constitute a modification thereof pursuant to the terms contained herein. This Amendment constitutes a Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	BROCADE COMMUNICATIONS SYSTEMS, INC.
	By:	/s/ Daniel W. Fairfax
Name: Daniel W. Fairfax
Title: Senior Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent
	By:	/s/ Dhiren Desai
Name: Dhiren Desai
Title: Vice President

[Signature Page to Brocade Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Wells Fargo Bank, N.A.		,
as a Lender

By:	/s/ Dhiren Desai
Name: Dhiren Desai
Title: Vice President

[Signature Page to Brocade Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

KEYBANK NATIONAL ASSOCIATION		,
as a Lender

By:	/s/ Geoff Smith
Name: Geoff Smith
Title: Senior Vice President

[Signature Page to Brocade Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

THE NORTHERN TRUST COMPANY		,
as a Lender

By:	/s/ John Lascody
Name: John Lascody
Title: Vice President

[Signature Page to Brocade Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Compass Bank, an Alabama Banking Corporation		,
as a Lender

By:	/s/ Joseph W. Nimmons
Name: Joseph W. Nimmons
Title: Sr. Vice President

[Signature Page to Brocade Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Bank of the West		,
as a Lender

By:	/s/ Terry Switz
Name: Terry Switz
Title: Director

[Signature Page to Brocade Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

SUNTRUST BANK		,
as a Lender

By:	/s/ Min Park
Name: Min Park
Title: Vice President

[Signature Page to Brocade Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

The Bank of Tokyo-Mitsubishi UFJ, LTD.		,
as a Lender

By:	/s/ Lillian Kim
Name: Lillian Kim
Title: Director

[Signature Page to Brocade Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

DEUTSCHE BANK AG NEW YORK BRANCH		,
as a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[Signature Page to Brocade Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

U.S. BANK NATIONAL ASSOCIATION		,
as a Lender

By:	/s/ Brian Seipke
Name: Brian Seipke
Title: Vice President

[Signature Page to Brocade Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

HSBC Bank USA National Association		,
as a Lender

By:	/s/ Tyler Mei
Name: Tyler Mei
Title: Relationship Manager

By:	/s/ Radmila Stolle
Name: Radmila Stolle
Title: Relationship Manager

[Signature Page to Brocade Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

TD BANK, N.A.		,
as a Lender

By:	/s/ Matt Waszmer
Name: Matt Waszmer
Title: Senior Vice President

[Signature Page to Brocade Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

PNC Bank, NA		,
as a Lender

By:	/s/ Joseph McElhinny
Name: Joseph McElhinny
Title: Vice President

[Signature Page to Brocade Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

BANK OF CHINA NEW YORK BRANCH		,
as a Lender

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Managing Director

[Signature Page to Brocade Amendment No. 1]